SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) November 27, 2001



                         American Spectrum Realty, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



Maryland                            001-16785                          522258674
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(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File Number)                    Identification
incorporation)                                                              No.)





                   1800 East Deere Avenue, Santa Ana, CA 92705
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               (Address of Principal Executive Offices) (Zip Code)




                                 (949) 797-4000
              (Registrant's Telephone Number, Including Area Code)




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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.   Other Events.

          Attached is an Investment Profile/Fourth Quarter 2001 for American Spectrum Realty, Inc., which was placed in the mail to shareholders on November 26, 2001



ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit   Description
-------   -----------

1.1       Investment Profile for American Spectrum Realty, Inc./Fourth Quarter
          2001

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AMERICAN SPECTRUM REALTY, INC.


                                            BY:     /s/ Harry A. Mizrahi
                                                  ---------------------------
                                                  Name: Harry A. Mizrahi
                                                  Title: Chief Operating Officer


Date:  November 27, 2001

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Exhibit 1.1

                    INVESTMENT PROFILE / FOURTH QUARTER 2001

                         AMERICAN SPECTRUM REALTY, INC.
                                    AMEX: AQQ

Dear Shareholder:

We are proud to welcome you as a shareholder of American Spectrum Realty, Inc., a diversified real estate investment and management company, trading on the American Stock Exchange under the symbol AQQ. American Spectrum assures you that our management team is highly committed to enhancing American Spectrum's value for our shareholders. American Spectrum has the key strategies in place to drive growth in our earnings and share price. Importantly, we expect to pay quarterly cash distributions to our shareholders and encourage you to maintain your ownership in American Spectrum to realize financial benefits in the longer term.

American Spectrum, as a public company, has greater access to capital markets and investment opportunities than the partnerships you previously owned. American Spectrum now has the flexibility to pursue growth in our target markets.

Our balanced portfolio of properties in higher growth markets of California, Texas and Arizona, combined with properties in more stabilized markets in the Midwest, diversifies our market risk. Further investment in these markets represents an attractive growth opportunity for American Spectrum. Our focus is to maintain a strong balance sheet for future growth and to sustain the confidence of our shareholders and the capital markets. American Spectrum's management team owns a substantial portion of the company's stock. Therefore, success of the company is as important to the management team as it is to you.

The Board of Directors, the management team and I thank you for your support. We look forward to American Spectrum's growth as an owner and manager of income producing property.

Sincerely,
William J. Carden
Chairman, President and Chief Executive Officer



Photo 1: DaimlerChrysler Building, 7700 Irvine Center Drive, Irvine, California. Built in 1989, this office building contains approximately 208,269 rentable square feet on 6.77 acres. 90% occupied as of September 30, 2001.


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INVESTMENT HIGHLIGHTS

o Diversified and balanced portfolio provides increased cash flow and capital appreciation potential.
o Regular cash distributions to shareholders with the goal of increasing distributions over time. Growth potential through additional investments and financings, providing opportunities for increased earnings.
o Traded on the American Stock Exchange, American Spectrum has more than 12,300 shareholders and significantly increased liquidity when compared to partnership investments.
o Greater access to investment opportunities and capital as a public company including debt and equity financing and joint ventures.
o Ownership of a larger diversified portfolio of property types in multiple geographic locations with a variety of tenants serves to diversify risk.
o Cost savings and operating efficiencies through consolidation of separate companies and properties into one reporting entity. Real estate management and purchasing efficiencies will also increase profitability.

COMPANY OVERVIEW

American Spectrum Realty, Inc., a publicly-traded real estate investment and management company, owns 34 properties with a total of 3,664,635 square feet of income producing space. The geographically diverse portfolio is located in nine western, southwestern and midwestern states. The Company's high quality office, office/warehouse, apartment and shopping center properties are valued at approximately $269 million. As of September 30, 2001, the Company had approximately $167.5 million in mortgage debt, for a mortgage debt to total appraised value ratio of 62.3%.

Photo 2: Mira Mesa, 9444 Waples Street, San Diego, California. Built in 1987, this office building contains approximately 89,560 rentable square feet on 5.2 acres. 100% occupied as of September 30, 2001.

Chart 1: Appraised Value By State
---------------------------------------------------------------------------
State                            # of Properties       Appraised Value
                                                        $ in Millions
Arizona                                 3                  $16.02
California                              9                  $124.05
Illinois                                3                  $13.16
Indiana                                 3                  $12.34
Kansas                                  1                   $6.63
Missouri                                5                  $36.12
Ohio                                    2                  $12.91
South Carolina                          3                  $12.98
Texas                                   5                   $34.6


American Spectrum's diversified portfolio of high quality stabilized properties was approximately 90% occupied as of September 30, 2001, evidencing both strong operations and

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potential increases in occupancy and earnings. Including two assets under redevelopment, overall occupancy was 88% as of September 30, 2001. The Company's presence in targeted growth markets also provides the potential for higher revenue through new leases and renewals at rental rates which exceed current levels.

Photo 3: Technology, 3100 Alvin Devane Boulevard, Austin, Texas. Built in 1986, these office buildings contain approximately 109,012 rentable square feet on
6.61 acres. 100% occupied as of September 30, 2001.

Chart 2: Appraised Value By Property Type
-----------------------------------------------------------------------------
Type of Property                     # of             Appraised Value
                                   Properties          $ in Millions
Office Buildings                      12                  $141.89
Office / Warehouse                    12                   $58.14
Apartments                            4                    $47.11
Shopping Centers                      5                    $17.77
Land                                  1                     $3.9


American Spectrum is committed to continued growth and focus in the office and office/warehouse sectors, and selected apartment investments. The Company's first initiative as a public company is to dispose of non-core real estate assets, providing additional liquidity to further implement our investment strategies. American Spectrum will pursue debt refinancing to achieve more attractive interest rates and fund its growth initiatives. The Company may pursue equity capital, as well as joint ventures, to achieve our growth and profitability objectives. The Company will invest in capital projects, including energy conservation equipment, and select technology improvements in order to maintain and improve the performance of our assets for our tenants and shareholders.

Photo 4: Bristol Bay, 2424 S.E. Bristol Street, Newport Beach, California. Built in 1988, this office building contains approximately 50,371 rentable square feet on 2.4 acres. 94% occupied as of September 30, 2001.

American Spectrum plans to elect Real Estate Investment Trust (REIT) status in 2003. REIT status will require the Company to have a real estate investment focus and pay out at least 90% of the Company's taxable income in annual dividends.


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Exchange                                         American Stock Exchange
Symbol                                                               AQQ
Shares Outstanding                                           5.4 million
Shares Outstanding (Assuming Exchange of OP Units)           6.1 million
Total Capitalization                                        $269 million
Mortgage Debt/Total Appraised Value                                62.3%
Stabilized Occupancy                                                 90%
Estimated Annual Dividend Per Share                                $0.80
Total Stockholders                                                12,300
Investor Relations Contact:             Glenda White (tel: 314.206.6604)


Chart 3: Financial & Property Performance Data
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                     Gross Revenue         Net Operating       Stabilized
                     ($ in Millions)       Income              Occupancy
                                           ($ in Millions)
1999                 $32.4                 $15.0                 83%
2000                 $36.0                 $17.3                 90%
2001 est.            $38.2                 $20.5                 90%



CORPORATE DATA
Executive Officers
William J. Carden
Chairman of the Board, Chief Executive Officer and President

Harry A. Mizrahi
Chief Operating Officer, Senior Vice President and Director

Thomas N. Thurber
Chief Financial Officer and Senior Vice President

Paul E. Perkins
Senior Vice President, Investments

Patricia A. Nooney
Senior Vice President, Asset Management

Board of Directors
William J. Carden
Chairman of the Board

Timothy R. Brown
Partner, Thompson & Knight LLP


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


William W. Geary, Jr.
President, Carlsberg Management Company

Lawrence E. Fiedler
President, JRM Development Enterprises, Inc.
Adjunct Professor, New York University

Harry A. Mizrahi
Chief Operating Officer

Transfer Agent
Mellon Investor Services LLC (866) 203-6617

Auditors
Arthur Andersen LLP

Photo 5: Sorrento I, 9535 Waples Street, San Diego, California. Built in 1988, this office building contains approximately 43,100 rentable square feet on 2.1 acres. 100% occupied as of September 30, 2001.

Photo 6: The Lakes, 205 Chaparrall Creek Drive, St. Louis, Missouri. Built in 1985, this rental apartment community contains 408 units on 28 acres. 95% occupied as of September 30, 2001.



    Property Name              Location        Occupancy        Sq. Ft./Units
                                                (as of
                                               September
                                               30, 2001)
Office:
Mira Mesa                   San Diego, CA         100%           89,560 sq. ft.
San Felipe                  Houston, TX           98%           100,900 sq. ft.
Sorrento II                 San Diego, CA         100%           88,073 sq. ft.
Creekside                   San Ramon, CA         100%           47,800 sq. ft.
Countryside Office Park     Chicago, IL           92%            91,975 sq. ft.
Leawood Fountain Plaza      Kansas City,          89%            86,030 sq. ft.
                            KS
NorthCreek Office Park      Cincinnati, OH        88%            92,053 sq. ft.
Bristol Bay Building        Newport Beach,        94%            50,371 sq. ft.
                            CA
DaimlerChrysler Building    Irvine, CA            90%           208,269 sq. ft.
Northwest Corporate Ctr.    St. Louis, MO         75%            87,334 sq. ft.
Pacific Spectrum            Phoenix, AZ           93%            70,511 sq. ft.
Parkade Center              Columbia, MO          73%           221,772 sq. ft.
Total Office                                                  1,234,648 sq. ft.


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Office/Warehouse:
Sorrento I                   San Diego, CA         100%           43,100 sq. ft.
Southwest Pointe             Houston, TX           93%           101,102 sq. ft.
Valencia                     Tucson, AZ            100%           82,560 sq. ft.
Westlakes                    San Antonio,          48%            95,370 sq. ft.
                             TX
Park Plaza I and II          Indianapolis, IN      84%            95,080 sq. ft.
Jackson Industrial A         Indianapolis, IN      100%          320,000 sq. ft.
Morenci Professional Park    Indianapolis, IN      81%           105,600 sq. ft.
Northeast Commerce Ctr.      Cincinnati, OH        76%           100,000 sq. ft.
Oak Grove Commons            Chicago, IL           92%           137,678 sq. ft.
Tower Industrial Building    Chicago, IL           100%           42,120 sq. ft.
Business Center              St. Louis, MO         94%            64,387 sq. ft.
Technology                   Austin, TX            100%          109,012 sq. ft.
Total Office/Warehouse                                         1,296,009 sq. ft.

Apartments:
Autumn Ridge*                Houston, TX           80%       297,400 sq. ft./366
                                                                           units
Creekside                    Riverside, CA         97%        77,650 sq. ft./152
                                                                           units
Villa Redondo                Long Beach, CA        97%        96,802 sq. ft./125
                                                                           units
The Lakes                    St. Louis, MO         95%       311,912 sq. ft./408
                                                                           units
Total Apartments                                           783,764 sq. ft./1,051
                                                                           units

Shopping Centers:
Beach & Lampson, Pad D       Stanton, CA           100%           13,017 sq. ft.
Columbia NE Shopping Ctr.    Columbia, SC          81%            56,505 sq. ft.
Marketplace Shopping Ctr.*   Columbia, SC          40%           100,404 sq. ft.
Richardson Plaza Shopping    Columbia, SC          72%           108,139 sq. ft.
Ctr.
Maple Tree Shopping Ctr.     St. Louis, MO         99%            72,149 sq. ft.
Total Shopping Centers                                           350,214 sq. ft.

Development Land:
Phoenix Van Buren            Phoenix, AZ           N/A           737,471 sq. ft.

TOTAL                                                          3,664,635 sq. ft.
* Assets under redevelopment and lease-up.


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This document contains forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in these forward-looking statements. Risks and other factors that might cause such a difference include, but are not limited to, the effect of economic and market conditions; financing risks, such as the inability to obtain debt or equity financing on favorable terms; risks relating to acquisition and development activities; uncertainties affecting real estate businesses in general; and market competition


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